SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)   February  20, 1997


                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                             333-7569                 13-3416059
(State or other jurisdiction of    (Commission               (IRS Employer
 incorporation)                    File Number)               ID Number)

250 Vesey Street, World Financial Center
North Tower - 10th Floor, New York, New York                  10281-1310
(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number,                              (212) 449-1000
 including area code:



                                    No Change
         (Former name or former address, if changed since last report)

 Item 5.        OTHER EVENTS

     This Current Report on Form 8-K is being filed to file the consent of Coopers & Lybrand, L.L.P., independent public accountants to Financial Security Assurance Inc. and the opinion and consent of Stroock & Stroock & Lavan LLP as to certain tax matters.


Item 7.           EXHIBITS

EXHIBIT
NO.
        8.1 Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters
       23.1           Consent of Coopers & Lybrand, L.L.P.
       23.1 Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 8.1)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             MERRILL LYNCH MORTGAGE INVESTORS, INC.


                             By:       /S/  PETER CERWIN
                                            Name:  Peter Cerwin
                                            Title: Vice President


Dated:  February 24, 1997